Exhibit 10.29

Proprietary and Confidential

[NAME OF VEHICLE]

SUPPLEMENTAL AGREEMENT FOR [NAME OF EMPLOYEE] [AND [NAME OF TRUST]1

This Supplemental Agreement dated as of ____________, 20[•] (this “Supplemental Agreement”) is entered into by and among [Name of General Partner] (the “General Partner”) (on behalf of [Name of Vehicle], a [jurisdiction] [exempted limited partnership] (the “Partnership”)), [Name of Trust (“Trust”)]1  and [Name of Employee] (“Limited Partner”  [If trust is used, use employee’s last name as defined term]).  This Supplemental Agreement supplements and contains certain additional agreements with respect to the Amended and Restated Agreement of Limited Partnership, dated as of ____________, 20[•] (the “Agreement”), entered by and among the Partnership, the General Partner and the limited partners identified on the schedule thereto, including Limited Partner [(as defined below)]1.  To the extent of any conflict between the Agreement and this Supplemental Agreement, the terms hereof shall control.  Capitalized terms used herein and not otherwise defined shall have the meanings given to them in the Agreement.  [Each of [Employee’s Last Name] and Trust is a “Limited Partner” of the Partnership.  [Employee’s Last Name] is the “Principal” and Trust is the “Related Party” of the Principal within the meaning of the Agreement.  All references herein to Limited Partner shall be construed as referring collectively to the Principal and to the Related Party, except to the extent that the General Partner determines that the context does not require such interpretation as between the Principal and the Related Party.]  1

Upon the terms and subject to the conditions described below, the parties agree as follows:

1.       Representations of the Limited Partner.  Limited Partner represents and warrants, as of the date first written above, as follows:

(a)      No Approval Required for Amendments.  Limited Partner acknowledges and agrees that Limited Partner’s approval is not required to amend the Agreement, except where such amendment would adversely change the terms of the Agreement respecting Limited Partner’s vesting rights or Points.  Limited Partner acknowledges and agrees that an adjustment of Points shall not be considered an amendment to the extent effected in compliance with the provisions of Section [•] or [•] of the Agreement as in effect on the date of such adjustment.

(b)      No Approval Required for Merger, Consolidation or Liquidation.  Subject to Section [•] of the Agreement, Limited Partner acknowledges and agrees that Limited Partner’s approval is not required to approve any merger or consolidation of the Partnership.  Limited Partner further waives and renounces its right to a court decree of dissolution or to seek the appointment by the court of a liquidator for the Partnership except as provided in the Agreement.  [The Principal shall have the right to vote on behalf of the Related Party on all Partnership matters requiring the vote of Limited Partners in general, or of the Limited Partners hereto in particular.]  1

(c)      Limitations.  Limited Partner acknowledges and agrees that Limited Partner has no right or power, except as set forth in the Agreement, to (a) seek a court decree of dissolution or (b) seek the appointment of a liquidator for the Partnership.

2.        Confidential Information.

1 Only use if employee is using a trust.

[Form Supplemental Agreement]

(a)      Limited Partner, in the course of performing such Limited Partner’s duties on behalf of the Partnership and the Relevant Entities, shall have access to, receive and be entrusted with confidential, proprietary, and trade secret information, including but in no way limited to development, marketing, organizational, financial, management, administrative, production, distribution and sales information, data, specifications and processes presently owned or at any time in the future developed, by the Partnership, the Relevant Entities, Portfolio Companies and potential Portfolio Companies of the Fund, and their respective Affiliates, agents and consultants, or used presently or at any time in the future in the course of its and their business that is not otherwise part of the public domain (collectively, the “Confidential Material”).  All such Confidential Material is considered secret and will be available to Limited Partner only in confidence.  Except in the performance of Limited Partner’s duties on behalf of the Partnership or the Relevant Entities, Limited Partner shall not, directly or indirectly for any reason whatsoever, disclose or use any such Confidential Material, unless such Confidential Material ceases (through no fault of Limited Partner) to be confidential because it has become part of the public domain.  All records, files, documents, databases, lists and other tangible items, wherever located, relating in any way to the Confidential Material or otherwise to the Partnership and the Relevant Entities’ business, which Limited Partner prepares, uses or encounters, shall be and remain the Partnership’s sole and exclusive property and shall be included in the Confidential Material.  Upon Limited Partner becoming a Retired Partner of the Partnership by any means, or whenever requested by the Partnership or the Relevant Entities, Limited Partner shall promptly deliver to the Partnership and the Relevant Entities any and all of the Confidential Material that may be or at any previous time have been in such Limited Partner’s possession or under such Limited Partner’s control.

(b)      Limited Partner hereby agrees and acknowledges that the sale or unauthorized use or disclosure of any of the Partnership or the Relevant Entities’ Confidential Material, by any means whatsoever and any time before, during or after Limited Partner’s membership in the Partnership and the Relevant Entities, shall constitute “Unfair Competition.”  Limited Partner agrees not to engage in Unfair Competition either during the time Limited Partner is a limited partner of the Partnership and the Relevant Entities or any time thereafter.  The foregoing obligation as to confidentiality and non-use shall survive any termination of the Agreement and this Supplemental Agreement.

3.       Access to Books and Records.  The Partnership must maintain books and records required by law at its principal office, and Limited Partner may inspect, examine and copy such books and records for any purpose reasonably related to Limited Partner’s interest as a Limited Partner at reasonable times and upon reasonable notice.  Limited Partner waives, and covenants not to assert, any claim or entitlement whatsoever to gain access to any information relating to any other Limited Partner (including without limitation, any Supplemental Agreement entered with other Limited Partners and the allocations and distributions to any other Limited Partner).  Subject to such reasonable standards (including standards governing what information and documents are to be furnished, at what time and location and at whose expense) as may be established by the General Partner, upon a written request that sets forth the purpose of such request, the Partnership will deliver to Limited Partner a copy of any information which the Partnership is required by law to so provide; provided, however, that the General Partner may keep confidential from Limited Partner, for such period of time as the General Partner deems reasonable, any information that the General Partner reasonably or in good faith believes (a) to be in the nature of trade secrets, (b) the disclosure of which is not in the best interests of the Partnership or the Relevant Entities, (c) the disclosure of which could damage the Partnership, the Relevant Entities or their respective businesses, or (d) is required by law or by an agreement with a third party to be kept confidential.

4.       Vested Points.  The Points allocated to Limited Partner as of the date hereof are set forth in Exhibit A attached hereto under the heading “Points Allocated.”  If Limited Partner becomes a Retired Partner, Limited Partner’s Points shall be reduced automatically to an amount equal to such Limited

[Form Supplemental Agreement]

Partner’s Vested Points as of the date such Limited Partner became a Retired Partner (the “Retirement Date”) calculated as set forth below.

Vesting Period End	Percentage

Limited Partner’s Points shall be fully vested on ●, 20[].

5.       Arbitration.  Any controversy or dispute arising out of the Agreement or this Supplemental Agreement, the interpretation of any of the provisions hereof, or the action or inaction of any party hereunder shall be submitted to arbitration in Los Angeles, California, under the commercial arbitration rules then obtaining of the American Arbitration Association.  Any award or decision obtained from any such arbitration proceeding shall be final and binding on the parties, and judgment upon any award thus obtained may be entered in any court having jurisdiction thereof.  No action at law or in equity based upon any claim arising out of or related to the Agreement or this Supplemental Agreement shall be instituted in any court by any party except (a) an action to compel arbitration pursuant to this Section 5; or (b) an action to enforce an award obtained in an arbitration proceeding in accordance with this Section 5.  Pending the submission to arbitration and thereafter until the arbitrator publishes its award, each party shall, except in the event of termination, continue to perform all its obligations under the Agreement without prejudice to a final adjustment in accordance with the award.

6.       Certain Bankruptcy Code Provisions.  The parties hereto acknowledge that this Supplemental Agreement is a “personal services contract” as such term has been interpreted according to Section 365(e)(2) of the U.S. Bankruptcy Code, as amended.

7.       Nature of Employment.  Nothing in this Supplemental Agreement or the Agreement shall change the nature of your employment with Ares Management LLC or any of its Affiliates (collectively, “Ares”), which is employment at-will, terminable by you or Ares at any time, for any reason or no reason, with or without Cause.

8.       Special Power of Attorney.

(a)      Limited Partner hereby irrevocably makes, constitutes and appoints the General Partner with full power of substitution, the true and lawful representative and attorney-in-fact, and in the name, place and stead of  Limited Partner, with the power from time to time to make, execute, sign, acknowledge, swear to, verify, deliver, record, file and/or publish:

(i)       the Agreement and any amendment to the Agreement which complies with the provisions of the Agreement (including the provisions of Section [●] thereof);

(ii)      any instruments, documents and certificates required to effect the provisions of Section [●] of the Agreement, including, but not limited to, the formation of any SPV or to effect the transfer of a Limited Partner’s interest in an SPV;

(iii)      all such other instruments, documents and certificates which, in the opinion of legal counsel to the Partnership, may from time to time be required by the laws of the United States of America, the State of Delaware, or any other jurisdiction, or any political subdivision or agency thereof, or which such legal counsel may deem necessary or appropriate to effectuate, implement and continue the valid and subsisting existence and business of the Partnership as a limited partnership; and

[Form Supplemental Agreement]

(iv)      any deeds, agreements, instruments or other documents whatsoever in connection with the admission or withdrawal of any Partner in accordance with the Agreement.

(b)      Limited Partner is aware that the terms of the Agreement permit certain amendments to the Agreement to be effected and certain other actions to be taken or omitted by or with respect to the Partnership without Limited Partner’s consent.  If an amendment of the organizational documents of the Partnership, or the Agreement or any action by or with respect to the Partnership is taken by the General Partner in the manner contemplated by the Agreement, Limited Partner agrees that, notwithstanding any objection which Limited Partner may assert with respect to such action, the General Partner is authorized and empowered, with full power of substitution, to exercise the authority granted above in any manner which may be necessary or appropriate to permit such amendment to be made or action lawfully taken or omitted.  Limited Partner is fully aware that each other Limited Partner will rely on the effectiveness of this special power-of-attorney with a view to the orderly administration of the affairs of the Partnership.  This power-of-attorney is a power of attorney given to secure a proprietary interest of the General Partner and/or secure the performance of obligations owed to the General Partner and is coupled with an interest in favor of the General Partner and as such:

(i)      shall be irrevocable and continue in full force and effect notwithstanding the subsequent death or incapacity of any party granting this power-of-attorney, regardless of whether the Partnership or the General Partner shall have had notice thereof; and

(ii)      shall survive the delivery of an assignment by Limited Partner of the whole or any portion of its interest in the Partnership, except that, where the assignee thereof has been approved by the General Partner for admission to the Partnership as a substitute Limited Partner, this power-of-attorney given by the assignor shall survive the delivery of such assignment for the sole purpose of enabling the General Partner to execute, acknowledge and file any instrument necessary to effect such substitution.

9.       Spousal Consent and Marital Dissolution.    Limited Partner acknowledges that in accordance with Section [●] of the Agreement that within 30 days after (i) execution of this Supplemental Agreement if Limited Partner is subject to community property laws of any state or (ii) Limited Partner becoming subject to community property laws, Limited Partner (if married) shall cause such Limited Partner’s spouse to execute and deliver to the Partnership a Spousal Consent and Agreement in the form of Exhibit B hereto.  Limited Partner further acknowledges that if Limited Partner marries or remarries subsequent to the date of Limited Partner’s execution of the Agreement, Limited Partner shall within 30 days thereafter similarly cause such Limited Partner’s new spouse to execute and deliver to the Partnership such Spousal Consent and Agreement.

10.       Profits Interest.  The General Partner hereby elects (i) to make the adjustments set forth in Section [●]of the Agreement in order to ensure that the Points allocated to Limited Partner pursuant to this Supplemental Agreement are treated as a “profits interest” for U.S. federal income tax purposes and (ii) application of Sections [●] of the Agreement to the extent required to be set forth in the Supplemental Agreement.

11.       Governing Law.  This Agreement shall be governed by, and construed under, the laws of the [jurisdiction] (without regard to principals of conflicts of laws), all rights and remedies being governed by said laws.

12.       Severability.  Any term or provision of this Supplemental Agreement that is invalid or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms or

[Form Supplemental Agreement]

provisions of this Supplemental Agreement or affecting the validity or enforceability of any of the terms or provisions of this Supplemental Agreement in any other jurisdiction.

13.       Power and Authority; No Conflicts.  The execution and delivery of this Supplemental Agreement and the Agreement, the consummation of the transactions contemplated hereby and thereby, and the performance of Limited Partner’s obligations hereunder and thereunder will not conflict with, or result in any violation of or default under, any provision of any agreement or other instrument to which Limited Partner is a party or by which Limited Partner or any of its properties is bound, or any permit, franchise, judgment, decree, law, statute, order, rule or regulation applicable to Limited Partner, its business or properties. This Supplemental Agreement has been duly authorized, executed and delivered by Limited Partner and the Supplemental Agreement constitutes, and the Agreement, when Limited Partner is admitted as a limited partner, will constitute, a valid and legally binding agreement of Limited Partner.  Limited Partner has obtained all necessary consents, approvals and authorizations of governmental authorities and other Persons required to be obtained in connection with its execution and delivery of this Supplemental Agreement and the Agreement and the performance of its obligations hereunder and thereunder.

14.       Acknowledgement.  Limited Partner acknowledges that Limited Partner (y) has read the Agreement and this Supplemental Agreement and  (z) accepts and agrees to become a Limited Partner of the Partnership and be bound by the terms of the Agreement as amended hereby.  Limited Partner represents and warrants to the Partnership that Limited Partner (a) has consulted his own independent tax advisors with respect to the transactions contemplated by this Agreement, (b) is not relying in any respect on the Partnership, any Relevant Entity or any member, employee, or other agent or representative of the Partnership or any Relevant Entity to provide any advice with respect to the U.S. federal, state, local or foreign tax consequences of the transactions contemplated hereby, and (c) will bear his own respective tax consequences, if any, associated with the transactions contemplated hereby and will not seek any reimbursement in connection with any such tax consequences from the Partnership or any Relevant Entity.

15.       United Kingdom Matters.    If Limited Partner is a resident of the UK, Limited Partner hereby irrevocably agrees and undertakes to make an election or elections under 431(1) of the UK’s Income Tax (Earnings and Pensions) Act 2003 or any other statutory provisions (each an “Election”) in relation to Limited Partner’s interest as a Limited Partner and/or the allocation of any Points to such Limited Partner and in respect of any securities or interest in securities acquired or regarded as acquired through the operation of the provisions of this Supplemental Agreement or the Agreement. Such election shall be in the form directed by the General Partner or Ares Management Limited and shall be made within 14 days of Limited Partner acquiring the relevant interest, Points, securities or interest in securities.

[Form Supplemental Agreement]

IN WITNESS WHEREOF, the parties hereto have hereunto set their hands to this [Name of Fund] Supplemental Agreement as of the date first written above.

GENERAL PARTNER

[Name of General Partner]

By:
Name:
Title:

[Form Supplemental Agreement]

[NAME OF EMPLOYEE]

Signed:

[NAME OF TRUST][1]

By
Name:
Title:

Exhibit B (Spousal Consent and Agreement)		☐ Completed ☐ Not Applicable

[Form Supplemental Agreement]

EXHIBIT A

Limited Partner	Points Allocated
[Name of Employee/Trust]	[______]
[Name of Employee][2]	0

2  Delete if no trust is used.

[Form Supplemental Agreement]

EXHIBIT  B

FORM OF SPOUSAL CONSENT AND AGREEMENT

THIS SPOUSAL CONSENT AND AGREEMENT (this “Consent”) is entered into as a deed poll by the undersigned (the “Undersigned”) as the spouse of _______________________________, currently or anticipated to become a Limited Partner of [Name of Fund], a [jurisdiction] [exempted limited partnership] (the “Partnership”) in favor of the Partnership.  This Consent shall be effective from and after the earliest date on which the Undersigned’s spouse is or was admitted as a Limited Partner of the Partnership and may not be withdrawn or revoked by the Undersigned.  Capitalized terms not otherwise defined herein have the same meaning as in the Amended and Restated Agreement of Exempted Limited Partnership of the Partnership, as amended (the “Partnership Agreement”).

The Undersigned hereby agrees, acknowledges and understands that:

1.The Undersigned has been provided with the opportunity to read the Partnership Agreement and, in particular, [●] thereof;

2.Under the provisions of [●] of the Partnership Agreement, the Undersigned shall be only an assignee (with limited rights and potentially significant obligations, including clawback obligations) following the Undersigned’s acquisition of any interest in the Partnership unless and until the Undersigned is admitted to the Partnership as  a Limited Partner pursuant to the terms of the Partnership Agreement;

3.Under the provisions of Section [●] of the Partnership Agreement, an option is given to the Undersigned’s spouse as a Limited Partner of the Partnership to purchase any interest in the Partnership which the Undersigned may have or receive under community property laws, marital laws, or otherwise, if that purchase fails to occur in connection with such marital dissolution for any reason, the Partnership or its assignee shall have the option to redeem the Undersigned’s entire interest in the Partnership or assign such option to purchase the Undersigned’s interest in the Partnership;

4.Failure by the Undersigned to execute this Consent would constitute a breach of the Partnership Agreement on the part of the Undersigned’s spouse; and

5.The Undersigned has had the opportunity to be represented in the execution of this Consent by legal counsel of the Undersigned’s own choosing and no legal counsel or advice has been provided to the Undersigned by, or on behalf of, the Partnership or the Undersigned’s spouse.

The Undersigned hereby consents to the transactions contemplated by the Partnership Agreement (including, without limitation, any capital contributions to be made by the Undersigned’s spouse and any clawback obligations).  In addition, the Undersigned hereby agrees to be bound by the provisions of the Partnership Agreement specifically applicable to the Undersigned including, without limitation, [•] thereof.

This Consent shall be governed by the laws of the [jurisdiction].

Signed, this _________ day of ________________, 20__

Executed and delivered as a deed by:

Signed:
Print Name:

Witness
In the presence of :
Print Name:

Form of Spousal Consent

[Form Supplemental Agreement]

Form of Guarantee

[INSERT FUND GUARANTEE]

[Form Supplemental Agreement]